UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 29, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive OAKLAND, California 94612	300 Lakeside Drive OAKLAND, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

Item 1.01	Entry into a Material Definitive Agreement.
Amendment to Patti Poppe Offer Letter
On November 29, 2024, Patricia K. Poppe, CEO of PG&E Corporation, entered into an amendment to her November 13, 2020 offer letter (the “Offer Letter”), extending the term of her Offer Letter through January 4, 2031.
The original Offer Letter remains in full force and effect, and Ms. Poppe’s compensation will continue to be subject to an annual performance evaluation and market review, as well as approval at least annually by the independent members of the Board of Directors of PG&E Corporation.
The description of the amendments to the Offer Letter in this Item 1.01 is qualified in its entirety by reference to the full text of the letter agreement amending the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Dividend Declaration
On November 29, 2024, PG&E Corporation declared its fourth-quarter 2024 regular cash dividend of $0.025 per share on PG&E Corporation’s common stock, an increase of 0.015 cents per share. The dividend is payable on January 15, 2025, to shareholders of record as of December 31, 2024.
Dividend Guidance
PG&E Corporation management anticipates recommending consistent dividend increases targeting a dividend payout ratio of approximately 20% of non-GAAP
core earnings per share by 2028. PG&E Corporation believes this target represents an appropriate capital allocation between paying a sufficient dividend and maintaining cash flow for investment in secular growth needs currently emerging in the utility industry. This dividend target is also consistent with prior guidance for total dividend payments over the current five-year planning horizon (2024-2028).
Earnings Guidance
Accounting for the anticipated capital plan and financing activity of PG&E Corporation and its utility subsidiary, Pacific Gas and Electric Company (the “Utility”), PG&E Corporation is affirming its guidance as follows:

•	2024 non-GAAP Core Earnings Per Share (“EPS”) of $1.34-$1.37;

•	2025 non-GAAP Core EPS of $1.47-$1.51, representing year-over-year growth of 10% at the midpoint; and

•	non-GAAP Core EPS growth of at least 9% in each of 2026, 2027, and 2028.
Non-GAAP
Core EPS is a
non-GAAP
financial measure.
Non-GAAP
Core EPS is not a substitute or alternative for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies. Please refer to the reconciliation of non-GAAP
core EPS to earnings per share, which is the most directly comparable GAAP measure, provided with PG&E Corporation’s and the Utility’s earnings materials for the third quarter of 2024, furnished with the Securities and Exchange Commission (“SEC”) on November 7, 2024.
The information included in Item 7.01 of this Current Report on Form
8-K
is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Cautionary Statement Concerning Forward-Looking Statements
This current report on Form
8-K
contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, as well as forecasts and estimates regarding PG&E Corporation’s earnings, dividend, and rate base growth guidance. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s joint Annual Report on Form
10-K
for the year ended December 31, 2023, their most recent Quarterly Report on Form
10-Q
for the quarter ended September 30, 2024 and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC’s website at www.sec.gov. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, by and between PG&E Corporation and Patricia K. Poppe, dated November 29, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: December 2, 2024	By:	/s/ JOHN R. SIMON
	Name:	John R. Simon
	Title:	Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: December 2, 2024	By:	/s/ BRIAN M. WONG
	Name:	Brian M. Wong
	Title:	Vice President, General Counsel and Corporate Secretary